Exhibit 10.1

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) dated February 14, 2013, is entered into between Intrepid Potash, Inc., a Delaware corporation, having its principal executive offices in Denver, Colorado, (the “Company”) and Robert P. Jornayvaz III (“Executive”).

RECITALS

A.    Executive is the current Executive Chairman of the Board and is serving in such capacity on terms and conditions set forth in an employment agreement with the Company that was amended and restated on May 19, 2010, and further amended on February 23, 2011 (collectively, the “2010 Employment Agreement”).

B.    The current term of the 2010 Employment Agreement expires on April 18, 2013.

C.    Executive and the Company wish to amend the 2010 Employment Agreement to extend the term of the agreement.

AGREEMENT

In consideration of the mutual promises and agreements set forth below, the Company and Executive agree as follows:

1.    Paragraph 1 of the 2010 Employment Agreement, regarding the contractual term of employment, is hereby amended and restated, effective April 18, 2013, in its entirety to read as follows:

“    1.    TERM OF AGREEMENT: Subject to the terms of this Amended Agreement, the Company agrees to continue to employ Executive pursuant to this Amended Agreement, and Executive hereby accepts such continued employment pursuant to this Amended Agreement, effective as of May 19, 2010 (the “Effective Date”). Executive's employment pursuant to this Amended Agreement shall be extended for a term of 36 months commencing on April 19, 2013, subject to earlier termination as provided in paragraph 4, herein (the “Term”).”

2.    Except as expressly modified herein, the terms and conditions of the 2010 Employment Agreement are unchanged and remain in full force and effect.

IN WITNESS WHEREOF, the Company and Executive, intending to be legally bound, have executed this Amendment on the day and year first above written.

INTREPID POTASH, INC.

By: /s/ James N. Whyte
Name: James N. Whyte
Title: Executive Vice President of

Human Resources and Risk
Management

ROBERT P. JORNAYVAZ III

/s/ Robert R. Jornayvaz III